UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06495

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720 Pasadena, CA 91101
(Address of principal executive offices) (Zip code)

R. Eric Chadwick Flaherty & Crumrine Incorporated 301 E. Colorado Boulevard, Suite 720 Pasadena, CA 91101
(Name and address of agent for service)

Registrant’s telephone number, including area code: 626-795-7300

Date of fiscal year end: November 30

Date of reporting period: August 31, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND

To the Shareholders of Flaherty & Crumrine Preferred Income Opportunity Fund (“PFO”):

Fiscal 2017 has been a very good year for preferred securities, and the third fiscal quarter1 continued in stride. Total return2 on net asset value (“NAV”) was 3.1% for the quarter, bringing total return for the first nine months of fiscal 2017 to 15.7%. Total return on market price over the same periods was -0.9% and 19.4%, respectively.

Credit conditions continue to provide a supportive backdrop for yields and spreads, as most issuers of preferreds maintain strong balance sheets. Bank payout ratios (common stock dividends plus share buybacks) are now averaging at or above 100% of current earnings, which means, as a group, banks are no longer adding to their common equity layer of capital. Normally, this could be cause for concern – but given years of balance-sheet strengthening since the financial crisis, these payout ratios are comfortably supported.

Political headlines of all flavors remain omnipresent, including topics such as healthcare reform, tax reform, immigration, and North Korea. Equity and fixed-income markets, however, have largely ignored a lack of near-term progress on these issues and focused on potential for positive economic developments – notably lower taxes and regulatory reform. There are winners and losers in all policy decisions, but markets are pricing in some upside from lower tax rates and reduced regulatory burdens.

Away from these headlines, we have been living in a low-volatility financial environment for quite some time, which has been positive for spreads of most fixed-income products. Mid- to longer-term interest rates generally fell during the quarter, although rates have remained relatively range-bound in recent years. For example, the constant-maturity 10-year Treasury yield, currently around 2.3%, has been within about 0.75% of today’s rate since mid-2011. The economy continues to expand moderately with few signs of higher inflation. As a result, the Federal Reserve is moving very deliberately in removing accommodative monetary policy. The Fed last hiked the federal funds rate in June and has another 0.25% hike penciled in for December. In October, it will begin scaling back reinvestment of Treasury and mortgage-backed securities acquired in the wake of the financial crisis. Although we expect markets will take unwinding of “quantitative easing” in stride, the Fed will be the first major central bank to shrink its balance sheet, and this is a new source of market uncertainty.

Financial regulators in the United Kingdom announced that London banks will no longer be required to submit quotes for LIBOR (London interbank offered rate) after December 31, 2021. Since LIBOR is a reference rate for trillions of dollars of financial instruments – including many floating and fixed-to-floating rate preferred securities – it will be critical to find an alternative benchmark reference rate for instruments continuing past 2021. The Federal Reserve assigned the Alternative Reference Rate Committee (ARRC) to work on a transition from U.S. Dollar LIBOR to a new benchmark reference rate, and they have already identified viable alternatives. Once an alternative is finalized, transition to a new benchmark reference rate will be complicated by the sheer number of instruments involved and mechanics of a change. This process will take time, but we believe market participants have a large incentive to get it right.

[1]	June 1, 2017—August 31, 2017

[2]	Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

One of the best places to find total return this quarter was in the primary market. New issue supply has been limited all year, and redemptions of higher-coupon preferred securities have continued at a healthy pace. Many offerings were met with strong demand that exceeded deal size, which in turn pushed prices up. This robust primary market also boosted secondary markets, as prices adjusted to reflect new-issue clearing levels.

During the quarter, a modest drop in interest rates helped lower-coupon securities outperform higher-coupon securities at the margin. Like last quarter, it is difficult to identify laggards in the portfolio this year. Performance lag has been relative return – not absolute negative return – in most cases – typically a result of call (redemption) features embedded in most preferreds. As a security moves above its call price, the call option limits further upside potential as rates or spread move lower. Investors continue to earn coupons, many of which are tax-advantaged, but price increases become more limited.

Looking forward, returns should come mostly from the coupons on securities as the pace of price gains tapers off or even reverses. Compared to fixed-income alternatives, however, preferred securities continue to offer value. Market volatility could increase, and economic or credit conditions could change – which may cause spreads to widen – but we believe preferreds’ combination of credit quality and yield will be difficult to replace in other fixed-income asset classes.

As always, we encourage you to visit the Fund’s website, www.preferredincome.com, for important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

September 30, 2017

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OVERVIEW
August 31, 2017 (Unaudited)

Fund Statistics
Net Asset Value	$12.02
Market Price	$12.09
Premium	0.58%
Yield on Market Price	6.85%
Common Stock Shares Outstanding	12,492,090

Moody’s Ratings*	% of Net Assets†
A	1.6%
BBB	58.5%
BB	29.3%
Not Rated**	8.8%
Below Investment Grade***	27.7%
Senior Debt Rating Below Investment Grade****	0.1%

*	Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.

**	Does not include net other assets and liabilities of 1.8%.

***	Below investment grade by all of Moody’s, S&P, and Fitch.

****	Issuer’s senior unsecured debt or issuer rating is below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†
JPMorgan Chase & Co	4.7%
MetLife	4.5%
Wells Fargo & Company	4.1%
PNC Financial Services Group	4.0%
Morgan Stanley	3.4%
Fifth Third Bancorp	3.1%
BNP Paribas	3.1%
Enbridge Energy Partners	3.0%
Liberty Mutual Group	2.9%
XL Group Limited	2.6%

% of Net Assets*****†
Holdings Generating Qualified Dividend Income (QDI) for Individuals	59%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	44%

*****	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS
August 31, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 92.5%
	Banking — 50.6%
16,773	Astoria Financial Corporation, 6.50%, Series C	$433,624	*
$1,817,000	Australia & New Zealand Banking Group Ltd., 6.75% to 06/15/26 then ISDA5 + 5.168%, 144A****	2,035,130	**(2)
$400,000	Banco Bilbao Vizcaya Argentaria SA, 9.00% to 05/09/18 then SW5 + 8.262%, 144A****	416,013	**(2)
$490,000	Banco Mercantil del Norte SA, 7.625% to 01/06/28 then T10Y + 5.353%, 144A****	528,955	**(2)
	Bank of America Corporation:
$300,000	6.30% to 03/10/26 then 3ML + 4.553%, Series DD	338,625	*
$2,540,000	8.00% to 01/30/18 then 3ML + 3.63%, Series K	2,589,276	*(1)
$1,520,000	8.125% to 05/15/18 then 3ML + 3.64%, Series M	1,573,580	*(1)
$1,819,000	Barclays Bank PLC, 7.875% to 03/15/22 then SW5 + 6.772%, 144A****	1,982,617	**(2)
	BNP Paribas:
$4,661,000	7.375% to 08/19/25 then SW5 + 5.15%, 144A****	5,266,930	**(2)
$1,500,000	7.625% to 03/30/21 then SW5 + 6.314%, 144A****	1,644,375	**(2)
	Capital One Financial Corporation:
12,400	6.00%, Series H	329,375	*
7,000	6.20%, Series F	187,600	*
24,333	6.70%, Series D	662,162	*
	Citigroup, Inc.:
81,200	6.875% to 11/15/23 then 3ML + 4.13%, Series K	2,350,131	*(1)
74,694	7.125% to 09/30/23 then 3ML + 4.04%, Series J	2,200,665	*(1)
$299,000	8.40% to 04/30/18 then 3ML + 4.0285%, min 7.7575%, Series E	312,829	*
	CoBank ACB:
15,600	6.125%, Series G, 144A****	1,563,900	*
9,000	6.20% to 01/01/25 then 3ML + 3.744%, Series H, 144A****	968,344	*
10,000	6.25% to 10/01/22 then 3ML + 4.557%, Series F, 144A****	1,079,063	*(1)
$415,000	6.25% to 10/01/26 then 3ML + 4.66%, Series I, 144A****	457,884	*
$4,500,000	Colonial BancGroup, 7.114%, 144A****	6,750	(3)(4)††
232,807	Fifth Third Bancorp, 6.625% to 12/31/23 then 3ML + 3.71%, Series I	6,926,590	*(1)
	First Horizon National Corporation:
750	First Tennessee Bank, 3ML + 0.85%, min 3.75%, 3.75%(5), 144A****	585,000	*(1)
1	FT Real Estate Securities Company, 9.50% 03/31/31, 144A****	1,298,750
	Goldman Sachs Group:
$195,000	5.70% to 05/10/19 then 3ML + 3.884%, Series L	202,069	*
50,000	6.375% to 05/10/24 then 3ML + 3.55%, Series K	1,450,500	*(1)

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
August 31, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	HSBC Holdings PLC:
$800,000	HSBC Capital Funding LP, 10.176% to 06/30/30 then 3ML + 4.98%, 144A****	$1,274,496	(1)(2)
$325,000	HSBC Holdings PLC, 6.00% to 05/22/27 then ISDA5 + 3.746%	342,550	**(2)
$937,000	HSBC Holdings PLC, 6.875% to 06/01/21 then ISDA5 + 5.514%	1,021,798	**(2)
66,960	HSBC Holdings PLC, 8.00%, Series 2	1,815,453	**(1)(2)
99,000	Huntington Bancshares, Inc., 6.25%, Series D	2,751,457	*(1)
	JPMorgan Chase & Company:
$300,000	6.00% to 08/01/23 then 3ML + 3.30%, Series R	325,500	*
54,650	6.70%, Series T	1,474,457	*(1)
$4,167,000	6.75% to 02/01/24 then 3ML + 3.78%, Series S	4,766,006	*(1)
$3,750,000	7.90% to 04/30/18 then 3ML + 3.47%, Series I	3,867,187	*(1)
84,000	KeyCorp, 6.125% to 12/15/26 then 3ML + 3.892%, Series E	2,468,130	*
$2,240,000	M&T Bank Corporation, 6.45% to 02/15/24 then 3ML + 3.61%, Series E	2,520,000	*(1)
$500,000	Macquarie Bank Ltd., 6.125% to 03/08/27 then SW5 + 3.703%, 144A****	516,250	**(2)
	Morgan Stanley:
35,000	5.85% to 04/15/27 then 3ML + 3.491%, Series K	954,187	*
148,000	6.875% to 01/15/24 then 3ML + 3.94%, Series F	4,308,650	*(1)
77,200	7.125% to 10/15/23 then 3ML + 4.32%, Series E	2,272,189	*(1)
162,500	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3ML + 3.821%, Series A	4,771,000	*
	PNC Financial Services Group, Inc.:
298,606	6.125% to 05/01/22 then 3ML + 4.067%, Series P	8,508,031	*(1)
$395,000	6.75% to 08/01/21 then 3ML + 3.678%, Series O	447,831	*(1)
$1,775,000	RaboBank Nederland, 11.00% to 06/30/19 then 3ML + 10.868%, 144A****	2,043,469	(1)(2)
35,000	Regions Financial Corporation, 6.375% to 09/15/24 then 3ML + 3.536%, Series B	995,837	*
$3,800,000	Societe Generale SA, 7.375% to 09/13/21 then SW5 + 6.238%, 144A****	4,118,250	**(1)(2)
	Sovereign Bancorp:
2,600	Sovereign REIT, 12.00%, Series A, 144A****	3,259,750
	Standard Chartered PLC:
$1,370,000	7.50% to 04/02/22 then SW5 + 6.301%, 144A****	1,486,861	**(2)
$2,500,000	7.75% to 04/02/23 then SW5 + 5.723%, 144A****	2,731,250	**(2)
83,700	State Street Corporation, 5.90% to 03/15/24 then 3ML + 3.108%, Series D	2,339,624	*(1)
10,000	Texas Capital Bancshares Inc., 6.50%, Series A	253,525	*
35,000	US Bancorp, 6.50% to 01/15/22 then 3ML + 4.468%, Series F	1,017,537	*(1)
28,000	Valley National Bancorp, 5.50% to 09/30/22 then 3ML + 3.578%, Series B	742,000	*
59,300	Webster Financial Corporation, 6.40%, Series E	1,507,554	*(1)

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
August 31, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	Wells Fargo & Company:
15,000	5.625%, Series Y	$389,887	*
56,200	5.85% to 09/15/23 then 3ML + 3.09%, Series Q	1,527,095	*(1)
$2,075,000	5.875% to 06/15/25 then 3ML + 3.99%, Series U	2,305,844	*(1)
34,400	6.625% to 03/15/24 then 3ML + 3.69%, Series R	988,312	*(1)
$1,139,000	7.98% to 03/15/18 then 3ML + 3.77%, Series K	1,174,594	*
104,500	8.00%, Series J	2,669,191	*(1)
$1,000,000	Zions Bancorporation, 7.20% to 09/15/23 then 3ML + 4.44%, Series J	1,103,750	*
		112,450,239
	Financial Services — 0.2%
$410,000	AerCap Global Aviation Trust, 6.50% to 06/15/25 then 3ML + 4.30%, 06/15/45, 144A****	444,850	(2)
		444,850
	Insurance — 21.0%
73,000	Allstate Corporation, 6.625%, Series E	1,971,913	*(1)
$275,000	Aon Corporation, 8.205% 01/01/27	361,625	(1)
	Arch Capital Group, Ltd.:
11,000	5.25%, Series E	272,278	**(2)
9,900	5.45%, Series F	250,470	**(2)
105,000	6.75%, Series C	2,711,363	**(1)(2)
$1,453,000	AXA SA, 6.379% to 12/14/36 then 3ML + 2.256%, 144A****	1,664,586	**(1)(2)
19,750	Axis Capital Holdings Ltd., 5.50%, Series E	499,675	**(2)
	Chubb Ltd.:
$1,200,000	Ace Capital Trust II, 9.70% 04/01/30	1,818,000	(1)(2)
120,000	Delphi Financial Group, 3ML + 3.19%, 4.505%(5) 05/15/37	2,497,500	(1)
39,500	Endurance Specialty Holdings, 6.35%, Series C	1,057,514	**(1)(2)
$2,305,000	Everest Reinsurance Holdings, 3ML + 2.385%, 3.70%(5) 05/15/37	2,160,938	(1)
10,000	Hartford Financial Services Group, Inc., 7.875% to 04/15/22 then 3ML + 5.596%, 04/15/42	306,625
$3,054,000	Liberty Mutual Group, 7.80% 03/15/37, 144A****	3,867,128	(1)
	MetLife, Inc.:
$3,350,000	MetLife, Inc., 9.25% 04/08/38, 144A****	4,983,125	(1)
$2,704,000	MetLife, Inc., 10.75% 08/01/39	4,549,480	(1)
$350,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	475,125	(1)

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
August 31, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — (Continued)
	PartnerRe Ltd.:
23,350	5.875%, Series I	$603,131	**(1)(2)
5,300	6.50%, Series G	143,153	**(2)
78,200	7.25%, Series H	2,286,764	**(1)(2)
$241,000	Prudential Financial, Inc., 5.625% to 06/15/23 then 3ML + 3.92%, 06/15/43	261,184
$3,634,000	QBE Insurance Group Ltd., 7.50% to 11/24/23 then SW10 + 6.03%, 11/24/43, 144A****	4,197,270	(1)(2)
	Unum Group:
$2,750,000	Provident Financing Trust I, 7.405% 03/15/38	3,169,375	(1)
24,000	W.R. Berkley Corporation, 5.75% 06/01/56	630,060
	XL Group Limited:
$1,400,000	Catlin Insurance Company Ltd., 3ML + 2.975%, 4.2811%(5), 144A****	1,354,500	(1)(2)
$4,750,000	XL Capital Ltd., 3ML + 2.4575%, 3.7611%(5), Series E	4,444,338	(1)(2)
		46,537,120
	Utilities — 11.1%
	Commonwealth Edison:
$2,512,000	COMED Financing III, 6.35% 03/15/33	2,772,620	(1)
136,000	Dominion Resources, Inc., 5.25% 07/30/76, Series A	3,506,420	(1)
	DTE Energy Company:
7,000	5.375% 06/01/76, Series B	181,247
13,000	6.00% 12/15/76, Series F	352,853
$2,030,000	Emera, Inc., 6.75% to 06/15/26 then 3ML + 5.44%, 06/15/76, Series 2016A	2,326,367	(1)(2)
16,937	Georgia Power Company, 6.50%, Series 2007A	1,723,870	*(1)
24,000	Indianapolis Power & Light Company, 5.65%	2,475,751	*(1)
77,100	Integrys Energy Group, Inc., 6.00% to 08/01/23 then 3ML + 3.22%, 08/01/73	2,159,764	(1)
	NextEra Energy:
$1,600,000	FPL Group Capital, Inc., 3ML + 2.125%, 3.3706%(5) 06/15/67, Series C	1,528,000	(1)
$190,000	FPL Group Capital, Inc., 7.30% to 09/01/17 then 3ML + 3.3475%, 09/01/67, Series D	191,425	(1)
	PECO Energy:
$1,500,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	1,786,602	(1)
	PPL Corp:
26,800	PPL Capital Funding, Inc., 5.90% 04/30/73, Series B	688,023	(1)
$1,250,000	PPL Capital Funding, Inc., 3ML + 2.665%, 3.9614%(5) 03/30/67, Series A	1,234,375	(1)
$3,350,000	Puget Sound Energy, Inc., 6.974% to 12/01/17 then 3ML + 2.53%, 06/01/67, Series A	3,266,250
	Southern California Edison:
20,000	SCE Trust V, 5.45% to 03/15/26 then 3ML + 3.79%, Series K	571,450	*
		24,765,017

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
August 31, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Energy — 5.1%
$1,030,000	Enbridge, Inc., 6.00% to 01/15/27 then 3ML + 3.89%, 01/15/77	$1,092,274	(2)
$6,595,000	Enbridge Energy Partners LP, 8.05% to 10/01/17 then 3ML + 3.7975%, 10/01/37	6,595,000	(1)
	Enterprise Products Operating L.P.:
$400,000	3ML + 3.7075%, 5.0181%(5) 08/01/66	401,572
$500,000	5.25% to 08/16/27 then 3ML + 3.033%, 08/16/77, Series E	501,625
14,920	Kinder Morgan, Inc., 9.75%, 10/26/2018, Series A	634,249	*
	Transcanada Pipelines, Ltd.:
$1,000,000	5.30% to 03/15/27 then 3ML + 3.208%, 03/15/77, Series 2017-A	1,032,075	(2)
$1,000,000	5.875% to 08/15/26 then 3ML + 4.64%, 08/15/76, Series 2016-A	1,092,500	(1)(2)
		11,349,295

	Real Estate Investment Trust (REIT) — 0.7%
	National Retail Properties, Inc.:
5,500	5.20%, Series F	136,235
37,500	5.70%, Series E	957,844	(1)
	PS Business Parks, Inc.:
9,282	5.20%, Series W	234,022
7,983	5.70%, Series V	204,624
1,500	5.75%, Series U	37,920
		1,570,645
	Miscellaneous Industries — 3.8%
	BHP Billiton Limited:
$400,000	BHP Billiton Finance U.S.A., Ltd., 6.75% to 10/19/25 then SW5 + 5.093%, 10/19/75, 144A****	465,000	(2)
$802,000	General Electric Company, 5.00% to 01/21/21 then 3ML + 3.33%, Series D	848,115	*(1)
	Land O’ Lakes, Inc.:
$240,000	7.25%, Series B, 144A****	259,800	*
$3,630,000	8.00%, Series A, 144A****	4,015,688	*(1)
30,400	Ocean Spray Cranberries, Inc., 6.25%, 144A****	2,804,400	*
		8,393,003
	Total Preferred Securities
	(Cost $191,376,980)	205,510,169

Corporate Debt Securities — 5.0%
	Banking — 2.6%
$1,970,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	2,695,952	(1)
101,250	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	2,600,859	(1)
18,000	Zions Bancorporation, 6.95% to 09/15/23 then 3ML + 3.89%, 09/15/28, Sub Notes	540,563
		5,837,374

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
August 31, 2017 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Insurance — 1.2%
$1,850,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	$2,651,159	(1)
		2,651,159
	Energy — 0.6%
$904,000	Energy Transfer Partners LP, 8.25% 11/15/29	1,191,361	(1)
		1,191,361
	Communication — 0.5%
	Qwest Corporation:
40,648	6.50%09/01/56	1,031,341
4,000	6.75%06/15/57	102,850
400	6.875%10/01/54	10,473
		1,144,664
	Miscellaneous Industries — 0.1%
10,000	eBay, Inc., 6.00% 02/01/56	270,425
		270,425
	Total Corporate Debt Securities
	(Cost $8,877,313)	11,094,983

Common Stock — 0.8%
	Energy — 0.8%
87,504	Kinder Morgan, Inc.	1,691,452	*
		1,691,452
	Insurance — 0.0%
17,907	WMI Holdings Corporation, 144A****	22,384	*†
		22,384
	Total Common Stock
	(Cost $2,409,064)	1,713,836

Money Market Fund — 0.7%
	BlackRock Liquidity Funds:
1,618,254	T-Fund, Institutional Class	1,618,254
	Total Money Market Fund
	(Cost $1,618,254)	1,618,254

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) August 31, 2017 (Unaudited)

		Value
Total Investments (Cost $204,281,611***)	99.0%	$219,937,242

Other Assets And Liabilities (Net)	1.0%	2,192,873

Total Managed Assets	100.0%‡	$222,130,115

Loan Principal Balance		(72,000,000)

Total Net Assets Available To Common Stock		$150,130,115

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At August 31, 2017, these securities amounted to $60,469,052 or 27.2% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $134,298,747 at August 31, 2017.
(2)	Foreign Issuer.
(3)	Level 3, illiquid security (designation is unaudited; see Note 2: Significant Accounting Policies).
(4)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of August 31, 2017.
(5)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
3ML	—	3-Month ICE LIBOR USD A/360
ISDA5	—	5-year USD ICE Swap Semiannual 30/360
SW5	—	5-year USD Swap Semiannual 30/360
SW10	—	10-year USD Swap Semiannual 30/360
T10Y	—	Federal Reserve H.15 10-Yr Constant Maturity Treasury Semiannual yield

10

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2016 through August 31, 2017 (Unaudited)

Value
OPERATIONS:
Net investment income	$7,239,952
Net realized gain/(loss) on investments sold during the period	889,904
Change in net unrealized appreciation/(depreciation) of investments	12,886,000
Net increase in net assets resulting from operations	21,015,856
DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(8,350,055)
Total Distributions to Common Stock Shareholders	(8,350,055)
FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and
Cash Purchase Plan	682,777
Net increase in net assets available to Common Stock resulting from
Fund share transactions	682,777

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
FOR THE PERIOD	$13,348,578

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$136,781,537
Net increase in net assets during the period	13,348,578
End of period	$150,130,115

(1)	These tables summarize the nine months ended August 31, 2017 and should be read in conjunction with the Fund’s audited financial statements, including notes to the financial statements, in its Annual Report dated November 30, 2016.
(2)	May include income earned, but not paid out, in prior fiscal year.

11

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from December 1, 2016 through August 31, 2017 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$11.00
INVESTMENT OPERATIONS:
Net investment income	0.58
Net realized and unrealized gain/(loss) on investments	1.11
Total from investment operations	1.69

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.67)
Total distributions to Common Stock Shareholders	(0.67)
Net asset value, end of period	$12.02
Market value, end of period	$12.09
Common Stock shares outstanding, end of period	12,492,090

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	6.66	%*
Operating expenses including interest expense	2.35	%*
Operating expenses excluding interest expense	1.34	%*

SUPPLEMENTAL DATA: ††
Portfolio turnover rate	13	%**
Total managed assets, end of period (in 000’s)	$222,130
Ratio of operating expenses including interest expense to total managed assets	1.57	%*
Ratio of operating expenses excluding interest expense to total managed assets	0.90	%*

(1)	These tables summarize the nine months ended August 31, 2017 and should be read in conjunction with the Fund’s audited financial statements, including notes to the financial statements, in its Annual Report dated November 30, 2016.
*	Annualized.
**	Not annualized.
†	The net investment income ratio reflects income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

12

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated FINANCIAL HIGHLIGHTS (Continued) Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 30, 2016	$0.0900	$11.04	$11.12	$11.04
January 31, 2017	0.0730	11.30	11.78	11.30
February 28, 2017	0.0730	11.51	11.78	11.51
March 31, 2017	0.0730	11.49	11.88	11.49
April 30, 2017	0.0730	11.73	12.13	11.73
May 31, 2017	0.0730	11.87	12.42	11.87
June 30, 2017	0.0730	12.03	12.50	12.03
July 31, 2017	0.0730	12.10	12.11	12.10
August 31, 2017	0.0690	12.02	12.09	12.02

(1)	Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

13

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.         Aggregate Information for Federal Income Tax Purposes

At August 31, 2017, the aggregate cost of securities for federal income tax purposes was $209,452,849, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $21,616,908 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $11,132,515.

2.         Additional Accounting Standards

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

14

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

A summary of the inputs used to value the Fund’s investments as of August 31, 2017 is as follows:

	Total		Level 2	Level 3
	Value at	Level 1	Significant	Significant
	August 31,	Quoted	Observable	Unobservable
	2017	Price	Inputs	Inputs
Preferred Securities
Banking	$112,450,239	$98,496,254	$13,947,235	$6,750
Financial Services	444,850	—	444,850	—
Insurance	46,537,120	25,446,198	21,090,922	—
Utilities	24,765,017	12,739,924	12,025,093	—
Energy	11,349,295	4,754,295	6,595,000	—
Real Estate Investment Trust (REIT)	1,570,645	1,570,645	—	—
Miscellaneous Industries	8,393,003	1,313,115	7,079,888	—
Corporate Debt Securities
Banking	5,837,374	3,141,422	2,695,952	—
Insurance	2,651,159	—	2,651,159	—
Energy	1,191,361	—	1,191,361	—
Communication	1,144,664	1,144,664	—	—
Miscellaneous Industries	270,425	270,425	—	—
Common Stock
Energy	1,691,452	1,691,452	—	—
Insurance	22,384	22,384	—	—
Money Market Fund	1,618,254	1,618,254	—	—
Total Investments	$219,937,242	$152,209,032	$67,721,460	$6,750

During the reporting period, securities with an aggregate market value of $2,451,143 were transferred into Level 1 from Level 2. The securities were transferred due to an increase in the quantity and quality of information related to trading activity or broker quotes for these securities. During the period, there were no transfers into Level 2 from Level 1. During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board of Directors and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Preferred Securities
	Total Investments	Banking
Balance as of 11/30/16	$6,750	$6,750
Accrued discounts/premiums	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	—	—
Purchases	—	—
Sales	—	—
Transfer in	—	—
Transfer out	—	—
Balance as of 08/31/17	$6,750	$6,750

For the nine months ended August 31, 2017, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $0.

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 08/31/17	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities (Banking)	$6,750	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.50% (0.15%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

3.         Subsequent Event

Management has evaluated the impact of all subsequent events in the Fund through the date this quarterly report was issued, and has determined that there was the following subsequent event:

The Fund recently amended its committed financing agreement with BNP Paribas Prime Brokerage International, Ltd. (“Financing Agreement”). Effective September 1, 2017, the lender charges an annualized rate of one-month LIBOR (reset monthly) plus 0.80% on the drawn (borrowed) balance. Prior to that date, the lender charged an annualized rate of three-month LIBOR (reset quarterly) plus 0.90% on the drawn balance. The lender’s charges on the undrawn (committed) balance remain unchanged at an annualized rate of 0.65%. As of September 1, 2017, the committed amount and amount borrowed was $72,000,000. The Financing Agreement may be amended from time to time to allow for changes in the committed amount.

17

Directors
R. Eric Chadwick, CFA
Chairman of the Board
Morgan Gust
David Gale
Karen H. Hogan
Officers
R. Eric Chadwick, CFA
Chief Executive Officer and
President
Chad C. Conwell
Chief Compliance Officer,
Vice President and Secretary
Bradford S. Stone
Chief Financial Officer,
Vice President and Treasurer
Roger W. Ko
Assistant Treasurer
Laurie C. Lodolo
Assistant Compliance Officer,
Assistant Treasurer and
Assistant Secretary
Linda M. Puchalski
Assistant Treasurer
Investment Adviser
Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com

Questions concerning your shares of Flaherty & Crumrine Preferred Income Opportunity Fund?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent & Shareholder Servicing Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly
Report

August 31, 2017

www.preferredincome.com

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(Principal Executive Officer)

Date	10/19/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(Principal Executive Officer)

Date	10/19/2017

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and Vice President
(Principal Financial Officer)

Date	10/24/2017

* Print the name and title of each signing officer under his or her signature.